Preferred Stock	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Preferred Stock

Note 12. Preferred Stock

On September 22, 2011, the Company received $39.4 million in funds from the U.S. Treasury’s Small Business Lending Fund program. $21.1 million of the funds were used to redeem the Company’s Series A and B Preferred Stock issued to the U.S. Treasury under the Capital Purchase Program. The Preferred Series C shares will receive quarterly dividends and the initial dividend rate was 5.00%. The dividend rate is based on qualified loan growth two quarters in arrears. During 2014 the Company achieved the growth in qualified loans required to achieve the 1.0% dividend rate. The 1.0% rate is locked in until December 31, 2015. During 2014 the Company paid $0.4 million in preferred stock dividends compared to $0.7 million in 2013 and $2.0 million in 2012. After 4.5 years in the program, the dividend rate will increase to 9.00% if the Preferred Series C shares have not been repurchased by that time.